UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Processa Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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7380 Coca Cola Drive, Suite 106

Hanover, MD 21076

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 8, 2021

To the Stockholders of Processa Pharmaceuticals, Inc.:

NOTICE HEREBY IS GIVEN that the 2021 Annual Meeting of Stockholders of Processa Pharmaceuticals, Inc. will be held at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076, on Tuesday, June 8, 2021, beginning at 10:00 a.m., Eastern Time. The meeting will be held for the following purposes:

1.	To elect the five directors nominated in the attached Proxy Statement to serve as directors until the 2022 Annual Meeting of Stockholders and until their respective successors have been elected and qualified;

2.	To approve an advisory vote on executive compensation;

3.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation;

4.	To approve an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan to increase the number of shares available for issuance under the 2019 Omnibus Incentive Plan by 2,500,000 shares;

5.	To ratify the appointment of BD & Company Inc. as the independent registered public accounting firm of Processa Pharmaceuticals, Inc. for the fiscal year ending December 31, 2021; and

6.	To transact such other business as properly may come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors Unanimously recommend that you Vote IN FAVOR of Proposals 1, 2, 4 and 5 and for “ONE YEAR” on Proposal 3.

The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. Information relating to the above matters is set forth in the attached Proxy Statement.

The Board of Directors has fixed the close of business on April 19, 2021 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting or any adjournment thereof. The Meeting may be adjourned from time to time without notice other than announcement at the Meeting, and any business for which notice of the Meeting is hereby given may be transacted at any such adjournment. A list of the stockholders entitled to vote at the Meeting will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, for a period of at least ten days prior to the Meeting at the principal executive offices of the Company in Hanover, Maryland. In the event that the Company’s principal executive offices are closed during such period due to the ongoing COVID-19 pandemic, stockholders wishing to examine the list may make arrangements to do so by contacting Wendy Guy, our Corporate Secretary at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076 or wguy@processapharma.com.

We hope you will be able to attend the meeting, but in any event, we would appreciate your submitting your proxy as promptly as possible. You may vote by telephone or the Internet as instructed in the Notice of Internet Availability of Proxy Materials and in the accompanying proxy. If you received a copy of the proxy card by mail, you may also submit your vote by mail. We encourage you to vote by telephone or the Internet. These methods are convenient and save the Company significant postage and processing charges. If you attend the meeting, you may revoke your proxy and vote in person.

We intend to hold the Annual Meeting in person. However, we are sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state, and local governments and agencies such as the Centers for Disease Control and Prevention and World Health Organization may recommend or impose for the coronavirus (COVID-19) pandemic. In the event it is not possible, prudent, or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting solely by means of remote communication or holding the Annual Meeting at another date and/or time. If the Annual Meeting will be held solely by means of remote communication, we will announce that fact as promptly as practicable, and details on how to participate will be posted on the website at which our proxy materials are available at www.materials.proxyvote.com/74275C, and such announcement will be filed with the U.S. Securities and Exchange Commission as additional proxy material and also posted on the website after. Please monitor the website for updated information. Please review carefully the Proxy Card and Proxy Statement.

By order of the Board of Directors

/s/ Dr. David Young

Chief Executive Officer and Chairman of the Board of Directors

Hanover, Maryland

April 22, 2021

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7380 Coca Cola Drive, Suite 106

Hanover, MD 21076

PROXY STATEMENT

2021 Annual Meeting of Stockholders

to be held on June 8, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Processa Pharmaceuticals, Inc., a Delaware corporation (“Processa,” the “Company,” “we,” “our” or “us”), for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our corporate offices, 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076, beginning at 10:00 a.m. local time on Tuesday, June 8, 2021, and at any postponements or adjournments thereof.

Due to the COVID-19 pandemic, we are implementing safety protocols for the Meeting. All attendees will be required to wear masks and follow social distancing protocols. We reserve the right to implement other safety measures as we deem prudent or as required by any applicable laws or government orders. If we determine that it is not possible or advisable to hold the Meeting in person at our corporate offices on the meeting date, we may make alternative arrangements to hold the Meeting at a different date or time, in a different location, and/or by means of remote communication. In the event we determine it is necessary or appropriate to make alternative arrangements for the Meeting, we will announce the decision to do so in advance, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy soliciting material.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

We are taking advantage of Securities and Exchange Commission (“SEC”) rules that allow us to deliver proxy materials to our stockholders via the Internet. Under these rules, we are sending our stockholders a one-page notice regarding the Internet availability of proxy materials instead of a full printed set of proxy materials. Our stockholders will not receive printed copies of the proxy materials unless specifically requested. On or about April 23, 2021, we mailed to our stockholders who have not previously requested to receive materials by mail or e-mail a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access this proxy statement and our annual report online and how you may submit your proxy on the internet or by telephone. If you received this notice by mail, you will not automatically receive a printed copy of our proxy materials or annual report unless you follow the instructions therein for requesting these materials. For directions to the Annual Meeting, please contact Wendy Guy at wguy@processapharmaceuticals.com.

Purpose of the Meeting

The matters to be considered at the Meeting are:

1.	To elect the five directors nominated in this Proxy Statement to serve as directors until the 2022 annual meeting of stockholders and until a successor is duly elected and qualified;

2.	To approve an advisory vote on executive compensation;

3.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation;

4.	To approve an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan to increase the number of shares available for issuance under the 2019 Omnibus Incentive Plan by 2,500,000 shares; and

5.	To ratify the appointment of BD & Company, Inc. as the independent registered public accounting firm of Processa Pharmaceuticals, Inc. for the fiscal year ending December 31, 2021;

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

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ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board of Directors is soliciting proxies for the Annual Meeting. You are receiving a proxy statement because you owned shares of our common stock on April 19, 2021 and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

This proxy statement includes information related to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors, the compensation of directors and executive officers and other information that the Securities and Exchange Commission requires us to provide annually to our stockholders.

Who is entitled to vote at the meeting?

Holders of common stock as of the close of business on the record date, April 19, 2021, will receive notice of, and be eligible to vote at, the Annual Meeting and at any adjournment or postponement thereof. At the close of business on the record date, we had outstanding and entitled to vote 15,521,616 shares of common stock.

How many votes do I have?

Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.

Who can attend the meeting?

Only persons with evidence of stock ownership as of the record date or who are invited guests of the Company, as determined by the Chairman of the Board or the executive officers of the Company, may attend and be admitted to the annual meeting of the stockholders. Stockholders with evidence of stock ownership as of the record date may be accompanied by one guest. Photo identification may be required (a valid driver’s license, state identification or passport). If a stockholder’s shares are registered in the name of a broker, trust, bank or other nominee, the stockholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the stockholder was a beneficial owner of shares of common stock of the Company as of the record date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

What constitutes a quorum?

The presence at the meeting, physically or by proxy, of the holders of a majority of all the outstanding shares of our common stock entitled to vote at the Annual Meeting must be present before any action can be taken by the stockholders at the Annual Meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum.

How do I vote if I am a stockholder of record?

If you are a stockholder of record (that is, you own your shares in your own name with our transfer agent and not through a broker, bank or other nominee that holds shares for your account in a “street name” capacity), you can vote at the meeting or by proxy.

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We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting, you may vote at the meeting and your proxy will not be counted. Our Board of Directors has designated Dr. David Young and Wendy Guy, and each or any of them or their designees, as proxies to vote the shares of common stock solicited on its behalf. You can vote by proxy by any of the following methods.

Voting by Telephone or Internet. If you are a stockholder of record, you may vote by proxy by telephone or internet. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. EDT on June 7, 2021. Please see the Notice of Internet Availability of Proxy Materials or proxy card for instructions on how to vote by telephone or internet.

Voting by Proxy Card. Each stockholder electing to receive stockholder materials by mail may vote by proxy using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

How do I vote if I hold my shares in “street name”?

If you hold your shares in “street name,” we have supplied copies of our proxy materials for the Annual Meeting to the broker, trust, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. You must either direct the broker, trust, bank or other nominee as to how to vote your shares, or obtain a proxy from the bank, broker or other nominee to vote at the meeting. Please refer to the voter instruction cards used by your broker, trust, bank or other nominee for specific instructions on methods of voting, including by telephone or using the internet.

Can I change my vote?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of the Company or mailing a proxy bearing a later date, submitting your proxy again by telephone or over the internet or by attending the Annual Meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, trust, bank or other nominee or, if you have obtained a legal proxy from your broker, trust, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How is the Company soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

What vote is required to approve each item?

Directors are elected by plurality vote and there is no cumulative voting. Accordingly, the director nominees receiving the highest vote totals of the eligible shares of our common stock that are present, in person or by proxy, and entitled to vote at the meeting will be elected as our directors. The approval of the advisory resolution on executive compensation, the approval of the amendment and restatement of the Processa Pharmaceuticals, Inc., 2019 Omnibus Incentive Plan and the ratification of the appointment of BD & Company Inc. require the affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting. The frequency of say-on-pay votes is selected by a plurality vote. Stockholders have the option of voting for the frequency of say-on-pay to be every one, two or three years, thus the option that receives the largest number of votes cast “FOR” will be the option selected, on an advisory basis, by the stockholders.

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How are votes counted?

With regard to the election of directors, you may vote “FOR” or “WITHHOLD,” and votes that are withheld will be excluded entirely from the vote and will have no effect. For the other proposals except frequency of say-on-pay, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For the frequency of say-on-pay proposal, you may vote for “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN.” Abstentions are considered to be present and entitled to vote at the meeting. Thus, abstentions will have the effect of a vote against each of the proposals other than the election of directors and the frequency of say-on-pay proposal.

If you hold your shares in “street name,” we have supplied copies of our proxy materials for our Annual Meeting to the broker, trust, bank or other nominee holding your shares of record and they have the responsibility to send these proxy materials to you. Your broker, trust, bank or other nominee that has not received voting instructions from you may not vote on any proposal other than the appointment of BD & Company Inc. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval of any of the proposals and will have no effect on the outcome of any of the proposals. Your broker, bank or other nominee is permitted to vote your shares on the appointment of BD & Company Inc. as our independent auditor without receiving voting instructions from you.

Other than the items in the proxy statement, what other items of business will be addressed at the Annual Meeting?

The Board and management do not intend to present any matters at this time at the Annual Meeting other than those outlined in the notice of the Annual Meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals designated as proxies discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement, proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

If I previously signed up to receive stockholder materials by mail and wish to access these materials via the internet or electronic delivery in the future, what should I do?

If you have previously signed up to receive stockholder materials, including proxy statements and annual reports, by mail, you may choose to receive these materials by accessing the internet or via electronic delivery in the future. You can help us achieve a substantial reduction in our printing and mailing costs by choosing to receive stockholder materials by means other than the mail. If you choose to receive your proxy materials by accessing the internet, then before next year’s annual meeting, you will receive a Notice of Internet Availability of Proxy Materials when the proxy materials and annual report are available over the internet. If you choose instead to receive your proxy materials via electronic delivery, you will receive an email containing the proxy materials.

If your shares are registered in your own name (instead of through a broker or other nominee), sign up to receive proxy materials in the future by accessing the internet or via electronic delivery by visiting the following website: www.materials.proxyvote.com/74275C.

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Your election to receive your proxy materials by accessing the internet or by electronic delivery will remain in effect for all future stockholder meetings unless you revoke it before the meeting by following the instructions on the Notice of Internet Availability of Proxy Materials or by calling or sending a written request addressed to:

Processa Pharmaceuticals, Inc.

7380 Coca Cola Drive, Suite 106

Hanover, Maryland 21076

(443) 776-3133
Attention: Wendy Guy

If you hold your shares in an account at a brokerage firm or bank participating in a “street name” program, you can sign up for electronic delivery of proxy materials in the future by contacting your broker.

How can I obtain paper copies of the proxy materials, 10-K and other financial information?

Stockholders can access our 2021 proxy statement, our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission as well as our corporate governance and other related information on the investor relations page of our website at https://processapharmaceuticals.com/investors-sec-filings.php.

The Securities and Exchange Commission’s rules permit us to deliver a single Notice of Internet Availability of Proxy Materials or single set of annual meeting materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings to the Company. To take advantage of this opportunity, we have delivered only one notice, proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the notice or annual meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future notices, proxy statements and annual reports for your household, or wish to receive a separate copy for each stockholder, please write to the address set forth above.

If you previously elected to receive our stockholder materials via the internet, you may request paper copies, without charge, by writing to the address set forth above.

Where can I find the voting results of the annual meeting?

We will announce the preliminary voting results at the annual meeting and release the final results in a Form 8-K within four business days following the annual meeting.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Processa’s business and affairs are managed under the direction of the Board. All of our directors are elected at each annual meeting to serve until their successors are duly elected or until their earlier death, resignation or removal. The individuals named as proxy voters in the accompanying proxy, or their substitutes, will vote for the Board’s nominees with respect to all proxies we receive unless instructions to the contrary are provided. If any nominee becomes unavailable for any reason, the votes will be cast for a substitute nominee designated by our Board. Our directors have no reason to believe that any of the nominees named below will be unable to serve if elected.

Nominees for Election

The Board has nominated the five persons named in the table below for election as directors at the Annual Meeting. Each nominee listed below currently serves as a director of Processa. The following table provides information regarding our director nominees as of April 14, 2021:

Name of Nominee	Age	Position Held with Processa	Director Since
Dr. David Young	68	Chairman of the Board and Chief Executive Officer	2017
Dr. Khalid Islam	65	Director	2020
Geraldine Pannu	51	Director	2020
Virgil Thompson	81	Director	2017
Justin Yorke	55	Director	2017

Set forth below with respect to each director nominee standing for election at the 2021 Annual Meeting are such nominee’s principal occupation and business experience during at least the past five years, the names of other publicly-held companies for which such nominee serves or has served as a director during such period, and the experience, qualifications, attributes or skills that has led the Board to conclude that each nominee should serve as a director of the Company.

David Young, Pharm.D., Ph.D. – Dr. Young has served as our Chairman and Chief Executive Officer since October 4, 2017 and has over 30 years of pharmaceutical research, drug development, and corporate experience. He was a Founder and Chief Executive Officer (CEO) of Promet Therapeutics, LLC (“Promet”) since its formation in August 2015. He served as our interim CFO from October 4, 2017 to September 1, 2018. From 2006 to 2009, prior to joining the Questcor executive management team, Dr. Young served as an independent Director on the Questcor Board of Directors. In 2009, Dr. Young joined the Questcor executive management team as Chief Scientific Officer (CSO). While serving on Questcor’s Board of Directors, Dr. Young was Executive Director & President, U.S. Operations of AGI Therapeutics plc. Dr. Young has also served as the Executive Vice President of the Strategic Drug Development Division of ICON plc, an international CRO, and was the Founder and CEO of GloboMax LLC, a CRO specializing in FDA drug development, purchased by ICON plc in 2003. Prior to forming GloboMax, Dr. Young was a tenured Associate Professor at the School of Pharmacy, University of Maryland at Baltimore (UMAB).Dr. Young has served on FDA Advisory Committees, was Co-Principal Investigator on a FDA-funded Clinical Pharmacology contract, was responsible for the analytical and pharmacokinetic evaluation of all oral products manufactured in the UMAB-FDA contract which led to the Scale-up and Post-Approval Changes (SUPAC) and in-vitro in-vivo correlation (IVIVC) FDA Guidance, taught FDA reviewers as part of the UMAB-FDA contract for five years, has served on National Institutes of Health (NIH) grant review committees, and was Co-Principal Investigator on a National Cancer Institute contract to evaluate new oncology drugs. Dr. Young has more than 150 presentations-authored publications-book chapters, including formal presentations to the FDA, FDA Advisory Committees, and numerous invited presentations at both scientific and investment meetings. Dr. Young received his B.S. in Physiology from the University of California at Berkeley, his M.S. in Medical Physics from the University of Wisconsin at Madison, and his Pharm.D. - Ph.D. with emphasis in Pharmacokinetics and Pharmaceutical Sciences from the University of Southern California. We believe Dr. Young is qualified to serve on our Board due to his pharmaceutical experience, expertise in small molecule and protein non-clinical and clinical drug development and as the founder of Promet.

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Dr. Khalid Islam – Dr. Islam has served as a Director since November 3, 2020. Dr. Islam is an advisor to the venture group Kurma Biofund (Paris). He is currently chairman of the Boards of Directors of Fennec Pharmaceuticals Inc. (NASDAQ: FENC), Gain Therapeutics Inc. and Minoryx Therapeutics SL. He also serves on the Board of Immunomedics Inc. (NASDAQ: IMMU) and previously served as the chairman and CEO of Gentium S.p.A. (a Nasdaq-listed company) from 2009-2014. Dr. Islam is also a director and shareholder of Elion Oncology, Inc. (“Elion”). We believe Dr. Islam is qualified to serve on our Board because of his pharmaceutical industry knowledge and extensive experience in public company governance and strategy.

Geraldine Liu Pannu – Ms. Pannu has served as a Director since February 13, 2020. Ms. Pannu has over 25 years of experience in investment and financial management, fund operations, consulting and marketing. Since January 2020, she has been the Founding and Managing Partner of GLTJ Pioneer Capital, a firm that specializes in land acquisition, entitlement and vertical development of multifamily, student and senior housing in the San Francisco Bay Area. From March 2007 to December 2016, Ms. Pannu was the COO and Managing Partner for ChinaRock Capital Management, a leading hedge and venture capital fund company. She previously worked at McKinsey & Co, Monitor Company as management consultant. She had successfully raised capital for several hedge, venture capital and real estate funds. She also helped start-up companies expand and diversify business categories, client verticals and grow revenue. Ms. Pannu was born in Shanghai and grew up in Hong Kong. She received her Bachelor of Business Administration degree from the Chinese University of Hong Kong and an MBA from Harvard Business School. She is fluent in English, Mandarin, Cantonese and Shanghainese. We believe Ms. Pannu is qualified to serve on our Board because of her extensive investment experience.

Virgil Thompson – Mr. Thompson has served as a Director since October 2017 and previously served on the Board of Directors at Promet Therapeutics, LLC. He served as a Director of Mallinckrodt Pharmaceuticals (formerly Questcor Pharmaceuticals), and Director of GenZ Corporation, both companies he resigned from in 2017. From July 2009 to July 2015, he served as Chief Executive Officer and Director of Spinnaker Biosciences, Inc., and now serves as Chairman of the Board. Mr. Thompson also served as Chairman of the Board of Aradigm Corporation, as well as of Questcor Pharmaceuticals, Inc. until Questcor was acquired by Mallinckrodt in August 2014. Mr. Thompson served as the Chief Executive Officer and as a Director of Angstrom Pharmaceuticals, Inc. from 2002 until 2007. From 2000 until 2002, Mr. Thompson was Chief Executive Officer and a Director of Chimeric Therapies, Inc. From 1999 until 2000, Mr. Thompson was President, Chief Operating Officer and, from 1994, a Director of Bio-Technology General Corporation (subsequently Savient Pharmaceuticals, Inc.). Mr. Thompson obtained a bachelor’s degree in Pharmacy from the University of Kansas and a J.D. degree from the George Washington University Law School. We believe Mr. Thompson is qualified to serve on our Board because of his extensive industry knowledge and board experience with publicly traded biotechnology companies.

Justin W. Yorke – Mr. Yorke has served as a Director since October 2017. Mr. Yorke has over 25 years of experience as an institutional equity fund manager and senior financial analyst for investment funds and investment banks and was appointed as a Director in August 2017. For more than the past 10 years, he has been a manager of the San Gabriel Fund, JMW Fund and the Richland Fund whose primary activity is investing in public and private companies in the United States. Mr. Yorke served as non-executive Chairman of Jed Oil and a Director/CEO at JMG Exploration. Mr. Yorke was a Fund Manager and Senior Financial Analyst, based in Hong Kong, for Darier Henstch, S.A., a private Swiss bank, where he managed their $400 million Asian investment portfolio. Mr. Yorke was an Assistant Director and Senior Financial Analyst with Peregrine Asset Management, which was a unit of Peregrine Securities, a regional Asian investment bank. Mr. Yorke was a Vice President and Senior Financial Analyst with Unifund Global Ltd., a private Swiss Bank, as a manager of its $150 million Asian investment portfolio. Mr. Yorke has a B.A. from University of California, Los Angeles. We believe Mr. Yorke is qualified to serve on our Board because of his extensive investment experience.

Vote Required

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors.

The Board of Directors Recommend that the Stockholders Vote FOR Each of the Nominees Named Above.

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CORPORATE GOVERNANCE

Board Composition

Currently, our Board of Directors is comprised of five members. Each director has been elected to hold office until the next annual meeting of shareholders or special meeting in lieu of such annual meeting or until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

Our Board of Directors considers a broad range of factors relating to the qualifications and background of nominees. Although we have no formal policy regarding Board diversity, we are cognizant of the benefits of having a diverse Board and already comply with the proposed Nasdaq Marketplace Rule for having at least two diverse directors. Our Board of Directors’ priority in selecting Board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business, understanding of the competitive landscape and professional and personal experiences and expertise relevant to our growth strategy.

Director Independence

The Nasdaq Marketplace Rules require a majority of a listed company’s Board of Directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other Board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has reviewed the composition of our Board of Directors and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Geraldine Pannu, Virgil Thompson and Justin Yorke is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Our Board of Directors also determined that the directors who serve on our audit committee, our compensation committee, and our nominating and corporate governance committee satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

There are no family relationships among any of our directors or executive officers.

Committees of the Board of Directors

Each of the below committees has a written charter approved by our Board of Directors located at website: www.processapharmaceuticals.com. Each of the committee’s report to our Board of Directors as such committee deems appropriate and as our Board of Directors may request. Copies of each charter are posted on the investor relations section of our website. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. In addition, from time to time, special committees may be established under the direction of our Board of Directors when necessary to address specific issues.

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Meetings of the Board of Directors

During 2020, our Board met eight times. During 2020, all directors attended in person or via teleconference at least 75% of the meetings that occurred during each director’s service on the Board and/or committee, as applicable. We anticipate that each member of the Board will attend our annual meetings of stockholders.

Audit Committee

Our audit committee is comprised of Geraldine Pannu, Virgil Thompson and Justin Yorke with Justin Yorke serving as chairman of the committee. Our Board of Directors has determined that each member of the audit committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable Nasdaq Listing Rules and has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board of Directors has determined that Justin Yorke is an “audit committee financial expert” within the meaning of the SEC regulations and the applicable Nasdaq Listing Rules. The audit committee met four times during 2020.

The audit committee’s responsibilities include:

●	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;
●	ensuring the independence of the independent registered public accounting firm;
●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
●	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
●	considering the effectiveness of our internal controls and internal audit function;
●	reviewing material related-party transactions or those that require disclosure; and
●	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our compensation committee is comprised of Geraldine Pannu, Virgil Thompson and Justin Yorke with Geraldine Pannu serving as chairman of the committee. Each member of this committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Our Board of Directors has determined that each member of the compensation committee is “independent” as defined in the Nasdaq Listing Rules. The composition of our compensation committee meets the requirements for independence under the Nasdaq Listing Rules, including the applicable transition rules. The compensation committee met once during 2020.

The compensation committee’s responsibilities include:

●	reviewing and approving, or recommending that our Board of Directors approve, the compensation of our executive officers;
●	reviewing and recommending to our Board of Directors the compensation of our directors;
●	reviewing and recommending to our Board of Directors the terms of any compensatory agreements with our executive officers;
●	administering our stock and equity incentive plans;
●	reviewing and approving or making recommendations to our Board of Directors with respect to incentive compensation and equity plans; and
●	reviewing all overall compensation policies and practices.

Nominating and Governance Committee

Our nominating and governance committee is comprised of Geraldine Pannu, Virgil Thompson and Justin Yorke with Virgil Thompson as the chairman of the committee. Our Board of Directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq Listing Rules. The nominating and corporate governance committee met once during 2020.

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The nominating and corporate governance committee’s responsibilities include:

●	identifying and recommending candidates for membership on our Board of Directors;
●	recommending directors to serve on Board committees;
●	reviewing and recommending our corporate governance guidelines and policies;
●	reviewing proposed waivers of the code of conduct for directors and executive officers;
●	evaluating, and overseeing the process of evaluating, the performance of our Board of Directors and individual directors; and
●	assisting our Board of Directors on corporate governance matters.

In order to evaluate and identify director candidates, the nominating and governance committee considers the suitability of each director candidate, including the current members of the Board, in light of the current size, composition and current perceived needs of the Board. The Board seeks highly qualified and experienced director candidates and considers many factors in evaluating such candidates, including issues of character, judgment, independence, background, age, expertise, diversity of experience, length of service and other commitments. Additionally, while the nominating and governance committee does not have a formal policy with respect to diversity, it seeks to have a Board that is diverse in these factors and gives due consideration to contributions to diversity on the Board when evaluating the qualifications of any potential director candidate. The Board does not assign any particular weight or priority to any of these factors. The Board has established the following minimum requirements for director candidates: being able to understand fundamental financial statements; having at least 10 years of relevant business experience; having no identified conflicts of interest as a director of Processa; having not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection; and being willing to comply with the Company’s Code of Ethics. The Board retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

The Board may review director candidates by reviewing information provided to it, through discussions with persons familiar with the candidate, or other actions that the Board deems proper. After such review and consideration, the Board designates any candidates who are to be interviewed and by whom they are to be interviewed. After interviews, the Board would approve any new directors to be nominated. The Board will consider director candidates recommended by stockholders in the same manner that it considers all director candidates. Stockholders who wish to nominate a qualified candidate for the 2022 annual meeting must submit such nomination in writing to Wendy Guy, our Corporate Secretary, at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076, in accordance with the stockholder proposal requirements summarized under “Stockholder Proposals” below.

Leadership Structure and Risk Oversight

Our Board of Directors is currently chaired by David Young, Pharm.D, Ph.D., who also serves as our Chief Executive Officer. Our Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors, as our Board of Directors believes it is in our best interest to make that determination based on our position and direction and the membership of the Board of Directors. Our Board of Directors has determined that having an employee director serve as Chairman is in the best interest of our stockholders at this time because of the efficiencies achieved in having the role of Chief Executive Officer and Chairman combined, and because the detailed knowledge of our day-to-day operations and business that the Chief Executive Officer possesses greatly enhances the decision-making processes of our Board of Directors as a whole. We have a governance structure in place, including independent directors, designed to ensure the powers and duties of the dual role are handled responsibly. We do not have a lead independent director.

Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

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Each of our Board committees also oversees the management of our risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Executive Officer reports to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee meets privately with representatives from our independent registered public accounting firm and our Chief Executive Officer. The audit committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our Board of Directors regarding these activities.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Code of Business Conduct and Ethics

We maintain a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website at www.processapharmaceuticals.com. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website or in a Current Report on Form 8-K.

Compensation Committee Report

Our compensation committee has reviewed and discussed the Executive Compensation information contained in this proxy statement with management. Based on our compensation committee’s review and discussions with management, our compensation committee recommended to our Board of Directors that the compensation information be included in this proxy statement.

This report is submitted by the members of the compensation committee of the Board of Directors:

Geraldine Pannu (Chair)

Virgil Thompson

Justin Yorke

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EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers, as of April 14, 2021. For information with respect to Dr. Young, please refer to “Election of Directors.”

Name	Age	Position
Dr. David Young	68	Chairman of the Board and Chief Executive Officer
Dr. Sian Bigora	60	Chief Development Officer
Michael Floyd	65	Chief Operations Officer
Wendy Guy	56	Chief Administrative Officer
Patrick Lin	55	Chief Business and Strategy Officer
James Stanker	63	Chief Financial Officer

Sian Bigora, Pharm.D. – Dr. Bigora has served as our Chief Development Officer since October 4, 2017 and has over 20 years of pharmaceutical research, regulatory strategy and drug development experience working closely with Dr. Young. She was Co-Founder, Director, and Chief Development Officer at Promet Therapeutics, LLC. Prior to Promet, Dr. Bigora was Vice President of Regulatory Affairs at Questcor Pharmaceuticals (acquired by Mallinckrodt Pharmaceuticals in 2014) from 2009-2015, including leading efforts on modernizing the Acthar Gel label and in obtaining FDA approval in Infantile Spasms, events of material importance to Questcor’s subsequent success. During her time at Questcor, she assisted in building an expert regulatory group to address both commercial and development needs for complex products such as Acthar. Dr. Bigora’s role at Questcor included heading up the development of a safety pharmacovigilance group and a clinical quality group. Prior to her position at Questcor, Dr. Bigora was Vice President of Clinical and Regulatory Affairs, U.S. Operations of AGI Therapeutics, plc. In this role, she was responsible for the development and implementation of Global Phase 3 studies and interactions with regulatory authorities. Previously, she operated her own consulting company, serving as the regulatory and drug development expert team member for multiple small and mid-sized pharmaceutical companies. Dr. Bigora held multiple positions in regulatory affairs, operations and project management ending as VP of Regulatory Affairs at the Strategic Drug Development Division of ICON, plc, an international CRO, and at GloboMax LLC, a CRO specializing in FDA drug development, purchased by ICON plc in 2003. Prior to GloboMax, she worked in the Pharmacokinetics and Biopharmaceutics Laboratory at the School of Pharmacy, University of Maryland on the FDA funded Clinical Pharmacology contract and UMAB-FDA contract as a clinical scientist and instructor for FDA reviewers. Dr. Bigora received a Pharm.D. from the School of Pharmacy at the University of Maryland at Baltimore. She also completed a Fellowship in Pharmacokinetics and Pediatric Infectious Diseases at the University of Maryland at Baltimore

Michael Floyd – Mr. Floyd has served as our Chief Operating Officer since October 6, 2020. Mr. Floyd has been a serial entrepreneur with over 15 years of experience with early-stage biopharma businesses in infectious diseases, oncology and rare diseases. In 1996, he founded Neurologic, an early-stage enterprise that in-licensed technology from the National Institutes of Health for a diagnostic test for Alzheimer’s disease. Mr. Floyd was the co-author of the plan that created the Blanchette Rockefeller Neurosciences Institute in 1998 with the Honorable Jay Rockefeller and Johns Hopkins University. In 2006, Mr. Floyd was the Chief Executive Officer for the North American subsidiary of Arpida Ltd. where he organized the Phase 3 program for an MRSA drug and organized the NDA submission. Mr. Floyd subsequently led the US efforts to remediate the NDA for Gentium, SpA for defibrotide beginning in 2011. Mr. Floyd was the Founder of Bio-AIM, which is developing monoclonal antibodies for Acinetobacter baumannii and a Co-Founder of Exbaq, which is developing therapies for Gram negative pathogens. In 2016, Mr. Floyd co-founded Elion Oncology and served as its Chief Executive officer until joining Processa. Mr. Floyd received a BSBA in Accounting from Georgetown University and is a CPA (inactive).

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Wendy Guy – Ms. Guy has served as our Chief Administrative Officer since October 4, 2017 and has more than 20 years of experience in business operations. She has worked closely with Dr. Young in the past in corporate management and operations, human resources, and finance roles. She was Co-Founder, Director, and Chief Administrative Officer of Promet Therapeutics, LLC. Prior to Promet, Ms. Guy was employed at Questcor Pharmaceuticals (acquired by Mallinckrodt Pharmaceuticals in 2014) as Senior Manager, Business Operation in charge of the Maryland Office for Questcor. During the five years she spent at Questcor, she built a dynamic administrative and contracts team, grew the Maryland Office from two employees to just under 100, and expanded the facility from 1,200 sq. ft. to 15,000 sq. ft. Prior to her position at Questcor, Ms. Guy was Senior Manager, U.S. Operations of AGI Therapeutics, plc. In this role, she was responsible for the day to day business and administrative operations of the company. Previously, she held multiple senior level positions with the Strategic Drug Development Division of ICON, GloboMax, and Mercer Management Consulting. Ms. Guy received an A.A. from Mount Wachusett Community College.

Patrick Lin – Mr. Lin has served as our Chief Business & Strategy Officer since October 4, 2017, served as a director from October 2017 to November 2020 and has over 20 years of financing and investing experience in the Biopharm Sector. He was Co-Founder and Chairman of the Board of Promet Therapeutics, LLC. He is Founder and, for more than 15 years, Managing Partner of Primarius Capital, a family office that manages public and private investments focused on small capitalization companies. For 10 years prior to forming Primarius Capital, Mr. Lin worked at several Wall Street banking and brokerage firms including Robertson Stephens & Co., E*Offering, and Goldman Sachs & Co. Mr. Lin was Co-Founding Partner of E*Offering. Mr. Lin received an MBA from Kellogg Graduate School of Management, a Master of Engineering Management, and a Bachelor of Science in Business Administration from the University of Southern California.

James Stanker – Mr. Stanker has served as our Chief Financial Officer since September 5, 2018. Mr. Stanker has over 30 years of financial and executive leadership experience in the areas of accounting principles and audit standards, regulatory reporting, and fiscal management and strategy. He has served in a financial leadership role as an audit partner at Grant Thornton from February 2000 until his retirement in August 2016. His responsibilities included managing the audit quality in the Atlantic Coast Market Territory. From 2009 to 2012, he served as the Global Head of Audit Quality for Grant Thornton International. Prior to joining Grant Thornton, Mr. Stanker served as the Chief Financial Officer for a Nasdaq listed company and for a privately held life science company. Mr. Stanker is a Certified Public Accountant (inactive). He has a bachelor’s degree in Aeronautics from San Jose State University and a Master’s in Business Administration from California State University, East Bay. He previously served on the Board of Directors of GSE Systems, Inc. Mr. Stanker is also a visiting professor in the George B. Delaplaine School of Business at Hood College.

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EXECUTIVE COMPENSATION

This section describes the material elements of compensation awarded to, earned by, or paid to each of our named executive officers, whom we refer to as our “Named Executive Officers,” during 2020 and describes our policies and decisions made with respect to the information contained in the following tables, related footnotes and narrative for 2020. The Named Executive Officers are identified below in the table titled “Summary Compensation Table.”

Overview of Our Executive Compensation Philosophy and Design

We believe that a skilled, experienced and dedicated executive and senior management team is essential to the future performance of our Company and to building stockholder value. We have sought to establish competitive compensation programs that enable us to attract and retain executive officers with these qualities. The other objectives of our compensation programs for our executive officers are the following:

●	to motivate our executive officers to achieve strong financial performance;

●	to attract and retain executive officers who we believe have the experience, temperament, talents and convictions to contribute significantly to our future success; and

●	to align the economic interests of our executive officers with the interests of our stockholders.

Setting Executive Compensation

Our compensation committee has primary responsibility for, among other things, determining our compensation philosophy, evaluating the performance of our Named Executive Officers, setting the compensation and other benefits of our Named Executive Officers and administering our equity compensation plans.

It is our CEO’s responsibility to provide recommendations to the compensation committee for most compensation matters related to executive compensation. The recommendations are based on a general analysis of market standards and trends and an evaluation of the contribution of each executive officer to the Company’s performance. Our compensation committee considers, but retains the right to accept, reject or modify such recommendations and has the right to obtain independent compensation advice. Neither the CEO nor any other members of management is present during executive sessions of the compensation committee. The CEO is not present when decisions with respect to his compensation are made. Our Board of Directors appoints the members of our compensation committee and delegates to the compensation committee the direct responsibility for overseeing the design and administration of our executive compensation program.

We have not historically utilized a compensation consultant to set the compensation of our Named Executive Officers.

Elements of Executive Compensation

We believe the most effective compensation package for our Named Executive Officers is one designed to reward achievement of individual and corporate objectives; provide for short-term, medium-term and long-term financial and strategic goals; and align the interest of management with those of the stockholders by providing incentives for improving stockholder value. Compensation for our Named Executive Officers currently consists of base salary and equity awards.

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Base Salary. We pay our Named Executive Officers a base salary to compensate them for services rendered and to provide them with a steady source of income for living expenses throughout the year. Our executive officer salaries are generally lower than market rates as we seek to conserve cash and compensate our executives through equity.

Equity Awards. We have used equity awards, either through stock options or restricted stock, to align the interests of our Named Executive Officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our common stock, which, in turn, is indirectly attributable to the performance of our executive officers. We believe these equity-based award opportunities align the interests of our Named Executive Officers with those of our stockholders as they indirectly influence the performance of the Company’s common stock.

Retirement and Other Benefits. We maintain a defined contribution employee retirement plan for our employees, including our Named Executive Officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions. We currently do not match employee contributions.

Compensation for 2021

On March 15, 2021, the compensation committee recommended, and the Board of Directors approved the following compensation for each of our Named Executive Officers for 2021:

●	a base salary of $250,000, of which $87,500 is payable in monthly installments of cash and the remaining $162,500 payable in restricted stock units (RSUs) to be granted ratably over the year; and
●	an equity award consisting of a combination, the allocation of which will be determined by the compensation committee, of time-based and performance-based vesting RSUs totaling $150,000. The time-based awards will vest ratably over two years and the performance-based awards vest when specified conditions are met.

All of the stock-based compensation described above is subject to shareholder approval of an increase in the shares available under the 2019 Omnibus Incentive Plan.

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Summary Compensation Table

The following table and footnotes show information regarding the total compensation paid or accrued during the years ended December 31, 2020 and 2019 to our Chief Executive Officer and each of our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Dr. David Young	2020	58,333	380,052	-	-	438,385
Chief Executive Officer	2019	-	-	163,202	-	163,202

Dr. Sian Bigora	2020	75,833	380,052	-	24,629	480,514
Chief Development Officer	2019	52,500	-	163,202	26,863	215,702

Michael Floyd (3)	2020	21,875	50,000	-	5,576	77,451
Chief Operations Officer

Wendy Guy	2020	87,500	380,052	-	907	468,459
Chief Administrative Officer	2019	87,500	-	163,202	4,948	250,702

Patrick Lin	2020	75,492	380,052	-	20,684	476,228
Chief Business and Strategy Officer	2019	52,500	-	163,202	19,569	215,702

James Stanker	2020	87,500	380,052	-	-	467,552
Chief Financial Officer	2019	87,500	-	163,202	-	250,702

(1) Reflects the aggregate grant date fair value of restricted stock and stock options awarded in 2020 and 2019, calculated in accordance with FASB ASC Topic 718. Refer to “Note 5 – Stock-Based Compensation” in our December 31, 2020 consolidated financial statements appearing in our Annual Report on Form 10-K, which was originally filed on March 25, 2021, for a discussion of the assumptions used underlying the valuation of the equity awards.

(2) Represents health insurance premiums paid.

(3) Mr. Floyd joined the Company as our Chief Operating Officer in October 2020.

Employment Agreements

We do not currently have any executive employment agreements with any of our Named Executive Officers in connection with their employment with us other than our employment agreement with Michael Floyd, as described below. We expect to enter into similar employment agreements with our other Named Executive Officers during 2021.

●	Floyd Employment Agreement. Pursuant to the employment agreement with Mr. Floyd, he will receive an annual base salary of $87,500. We granted Mr. Floyd 12,500 Restricted Stock Awards (RSAs) of our common stock and agreed to grant Mr. Floyd 37,500 RSAs in 2021, following our annual meeting and subject to shareholder approval, in each instance subject to vesting. In the event Mr. Floyd is terminated without Cause (as defined in the Agreement), or for Good Reason (as defined in the Agreement), we are required to provide 52 weeks’ notice in writing. The RSAs shall fully vest upon Change in Control (as defined in the Agreement) if Mr. Floyd is terminated without Cause or for Good Reason. He may also receive a severance payment at our discretion. Mr. Floyd is entitled to participate in all employee benefits available to employees of the Company.

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Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan

We maintain an Omnibus Plan that provides us with the authority to issue up to 500,000 shares of our common stock to eligible participants. The two complementary goals of the Omnibus Plan are to attract and retain outstanding individuals to serve as our officers, directors, employees and consultants, and to increase stockholder value by providing participants incentives to increase stockholder value by offering the opportunity to acquire shares of our common stock, receive monetary payments based on the value of our common stock and receive other incentive compensation on the potentially favorable terms that the Plan provides.

The Omnibus Plan is administered by our Board of Directors, the compensation committee of the Board of Directors, any other committee of the Board, any subcommittee of the compensation committee or one or more of our officers to whom the Board or compensation committee has delegated authority, which are collectively referred to as the “Administrator.” The Administrator has the authority to interpret the Omnibus Plan or award agreements entered into with respect to the Omnibus Plan; make, change, and rescind rules and regulations relating to the Omnibus Plan; make changes to, or reconcile any inconsistency in, the Omnibus Plan or any award or agreement covering an award; and take any other action needed to administer the Omnibus Plan.

The Omnibus Plan permits the Administrator to grant stock options, stock appreciation rights, performance units, shares of common stock, restricted stock, restricted stock units, cash incentive awards, dividend equivalent units, or any other type of award permitted under the Omnibus Plan.

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Outstanding Equity Awards at Fiscal Year-End

The following table lists the outstanding equity awards held by each of our Named Executive Officers as of December 31, 2020:

	Stock Option Awards(1,2)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Number of shares of stock not vested(1)	Market value of shares not vested ($)(4)
Dr. David Young (3)	08/05/20	-	-	-	15,202	100,181

Dr. Sian Bigora	08/05/20	-	-	-	15,202	100,181
	06/20/19	3,930	3,929	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	5,198	-	16.80	-	-

Mike Floyd	10/06/20	-	-	-	12,500	82,375

Wendy Guy	08/05/20	-	-	-	15,202	100,181
	06/20/19	3,930	3,929	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	5,198	-	16.80	-	-

Patrick Lin	08/05/20	-	-	-	15,202	100,181
	06/20/19	3,930	3,929	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	5,198	-	16.80	-	-

James Stanker	08/05/20	-	-	-	15,202	100,181
	06/20/19	3,930	3,929	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	1,733	-	16.80	-	-
	06/20/19	5,198	-	16.80	-	-
	09/01/18	26,367	18,833	19.88	-	-
	09/01/18	2,572	-	19.88	-	-

(1) The stock options granted on June 20, 2019 vest over three years or upon meeting performance criteria. Options granted to Mr. Stanker on September 1, 2018 vested 2,572 shares over one year and 45,200 shares vest 25% after one year with the remaining options vesting ratably over the subsequent 36-month period. Stock awards granted on August 5, 2020 vest over two years. The stock awards granted to Mr. Floyd vest over one year.

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(2) Options for the purchase of 16,523 shares of our common stock were granted to each of Dr. David Young, Dr. Sian Bigora, Wendy Guy, Patrick Lin and James Stanker on June 20, 2019 contained either service or performance vesting conditions, have a contractual term of five years and an exercise price equal to the closing price of our common stock on the OTCQB on the date of grant of $16.80. Stock options for the purchase of 7,859 shares of common stock vested one-third on the first anniversary date of the grant, with the remaining options vesting ratably over the subsequent two years. Stock options for the purchase of 8,664 shares vested upon meeting the following performance criteria: (i) 1,733 shares vested on August 29, 2019 when we in-licensed an additional drug asset; (ii) 1,733 shares vested on December 31, 2020 when we completed our Phase 2A clinical trial for PCS499; and (iii) 5,198 shares vested on October 6, 2020 when we up-listed from the OTCQB to the Nasdaq market.

(3) On October 1, 2020, Dr. David Young voluntarily forfeited all stock options that had previously been granted to him in 2019.

(4) Market value is based on $6.59 per share, which is the closing market price of the common stock on December 31, 2020, the last trading day of the year.

Employee Non-Competition, Non-Solicitation, Invention and Non-Disclosure Agreements

Each of our Named Executive Officers has entered into agreements with respect to non-competition, non-solicitation, invention and non-disclosure. Under these agreements, each of our Named Executive Officers has agreed not to compete with us during his or her employment and for a period of one year after the termination of his or her employment, not to solicit our employees, consultants, customers, business or prospective customers during his or her employment and for a period of one year after the termination of his or her employment, and to protect our confidential and proprietary information indefinitely. In addition, under these agreements, each Named Executive Officer has agreed that we own all inventions that are developed by such Named Executive Officer during his or her employment with us that (i) are related to our business or our customers or suppliers or any of our products or services being researched, developed, manufactured or sold by us or which may be used with such products or services; (ii) result from tasks assigned to the executive officer by us; or (iii) result from the use of our premises or personal property (whether tangible or intangible) owned, leased or contracted by us.

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DIRECTOR COMPENSATION

On March 15, 2021, our compensation committee recommended, and our Board of Directors approved, an amendment to our compensation plan for non-employee directors. Effective January 1, 2021, each non-employee director will receive an annual cash retainer of $10,000, payable in quarterly installments and an annual restricted stock grant equal to $30,000 total value to be issued in the third quarter of 2021. The number of shares of restricted stock issued will be determined by dividing $30,000 by the closing price per share of the common stock on the last trading day prior to the grant, with vesting occurring on the 12-month anniversary dates of the grant.

Prior to the change described above, each non-employee director received an annual cash retainer of $20,000, payable quarterly and an equity award. Our directors waived any cash compensation and director’s fees until we completed our up-list to Nasdaq in October 2020. As such, they did not earn or receive any cash compensation until the fourth quarter of 2020. We granted 6,876 restricted stock awards to each of Justin Yorke, Virgil Thompson and Geraldine Pannu on August 5, 2020, of which 4,538 restricted stock awards vested on October 6, 2020 when we successfully completed our underwritten public offering and up-listed to the Nasdaq Capital Market. The remaining 2,338 restricted stock awards vest on the first and second anniversary of the grant date.

New directors will continue to receive an initial stock option grant upon their appointment to the Board of Directors. Our directors are also reimbursed for any reasonable out-of-pocket expenses incurred in connection with service as a director.

The table below shows all compensation paid to our non-employee directors during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Equity Awards ($) (1)	Total ($)
Dr. Khalid Islam(2)	3,333	-	3,333
Geraldine Pannu	5,000	58,446	63,446
Virgil Thompson	5,000	58,446	63,446
Justin Yorke	5,000	58,446	63,446

(1) Reflects the aggregate grant date fair value of restricted stock and stock options awarded calculated in accordance with FASB ASC Topic 718. Refer to “Note 5 – Stock-Based Compensation” in our December 31, 2020 consolidated financial statements appearing in our annual report on Form 10-K, which was originally filed on March 25, 2021, for a discussion of the assumptions underlying the valuation of the equity awards.

(2) Dr. Islam was appointed to our Board of Directors on November 3, 2020.

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PROPOSAL NO. 2
ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory or non-binding basis, an advisory resolution on the compensation of our Named Executive Officers, as defined herein, as disclosed in this Proxy Statement in accordance with rules promulgated by the SEC. This resolution is commonly referred to as a “say-on-pay” resolution.

We ask that you indicate your support for our executive compensation policies and practices as described in “Executive Compensation” and the accompanying tables and related disclosures in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Proxy Statement. Your vote is advisory and so will not be binding on the Compensation Committee or the Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when structuring future executive compensation arrangements. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Meeting and voting on the proposal will be required for approval.

We believe that the experience, abilities and commitment of our Named Executive Officers are unique in the biotechnology industry, and we recognize the need to fairly compensate and retain a senior management team that has produced excellent results. Accordingly, the Compensation Committee makes compensation decisions for our executive officers after consideration of the following primary objectives:

●	to conserve our cash and align the interests of our executives with our corporate strategy, business objectives, and the long-term interests of our stockholders, our executive compensation is primarily in the form of equity;
●	to have a portion of each officer’s compensation contingent upon the achievement of performance criteria which contributes toward our overall performance and achievement of our long-term strategic goals;
●	to reward executives for actions that create short-term and long-term sustainable stockholder value; and
●	to attract, incentivize, and retain our executive talent.

Further, our executive compensation program is based on market best practices to ensure that it is appropriately risk-based and competitive with similar companies in our industry. We do not believe that our executive compensation program encourages our management to take excessive risks.

The Board of Directors encourages you to carefully review the information regarding our executive compensation program contained in this Proxy Statement, beginning on page 15, as well as the Summary Compensation Table and other related compensation tables and narrative discussion, which provide detailed information on the compensation of our Named Executive Officers.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of Processa Pharmaceuticals, Inc. (the “Company”) approve, on an advisory basis, the 2021 compensation of the Company’s Named Executive Officers disclosed in the Executive Compensation section of the Company’s proxy statement.

Our Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

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PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal No. 2 above should occur every year, every two years, or every three years.

After careful consideration, the Board of Directors has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. Holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation disclosures. However, stockholders should note that the advisory vote on executive compensation occurs well after the compensation year. Since the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders. We nevertheless believe that an annual advisory vote on executive compensation is consistent with our executive compensation philosophy, policies and practices.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Although non-binding, the Board will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Our Board of Directors unanimously recommends that our stockholders vote for “ONE YEAR” on the frequency of future advisory votes on executive compensation.

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PROPOSAL NO. 4

 TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE PROCESSA PHARMACEUTICALS, INC. 2019 OMNIBUS INCENTIVE PLAN

Our stockholders are being asked to approve an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan (the “Incentive Plan”). In particular, we are seeking stockholders to approve an increase in the shares of our common stock reserved under the Incentive Plan by 2,500,000 shares (the “Additional Shares”), from 500,000 shares to a total of 3,000,000 shares (as amended, the “Amended Incentive Plan”).

If our stockholders approve this proposal, the addition of the Additional Shares to the Amended Incentive Plan will not result in the immediate grant of all of the Additional Shares to employees and other service providers. Instead, approval of this proposal will result in the immediate grant of only a portion of the Additional Shares (described below under “New Plan Benefits”) while allowing us the flexibility to issue competitive equity awards over approximately the next three years so that we can continue to incentivize and retain the key contributors to our business, as described in greater detail in this proposal.

Amended Incentive Plan

On March 15, 2021 our Board approved the Amended Incentive Plan, subject to the approval of our stockholders at the 2021 Annual Meeting of Stockholders. Our Board recommends that our stockholders approve the Amended Incentive Plan.

If our stockholders approve the Amended Incentive Plan, then the Incentive Plan will be amended and restated to add the Additional Shares as reflected in the Amended Incentive Plan, effective as of the date of stockholder approval.

If our stockholders do not approve the Amended Incentive Plan, then the Incentive Plan will not be amended and restated to add the Additional Shares. In that case, the existing shares reserved for issuance under the Incentive Plan will be insufficient to achieve our personnel incentive, recruiting and retention objectives, making it more difficult to meet these objectives. This ultimately may undermine our success as a company.

Our executive officers and directors have an interest in the approval of the Amended Incentive Plan because they are eligible for awards under the Incentive Plan and would continue to be eligible for awards under the Amended Incentive Plan.

A copy of the Amended Incentive Plan is included as Appendix A to this Proxy Statement. No amendments to the Incentive Plan other than the addition of the Additional Shares and a term for the Incentive Plan of ten years from the date of stockholder approval have been proposed.

Why We Are Seeking Approval of the Amended Incentive Plan

The Incentive Plan Will No Longer Have Enough Shares Available for Grant

As of April 14, 2021, a total of 51,856 shares were available for future awards under the Incentive Plan. Based our current forecasts and taking into account our historical forfeiture rates, we expect that the number of shares still available for future awards under the Incentive Plan will not provide a sufficient number of shares to meet the needs of our equity compensation program this year. As a result, we may not be able to issue equity to our employees and directors in amounts that we believe are necessary to attract, retain and motivate them unless our stockholders approve the Amended Incentive Plan.

This proposal seeks authorization of an increase of 2,500,000 shares of our common stock in the Incentive Plan’s reserve. The number of shares under the Amended Incentive Plan for which we are seeking authorization represents approximately 16% of our outstanding shares as of April 14, 2021. The proposed increase of 2,500,000 shares is to the total number of shares available for issuance and such shares may be subject to awards as the Board or our compensation committee determines over the next several years. If our stockholders approve this proposal, the addition of these shares to the Amended Incentive Plan will not result in the immediate grant of these shares to employees and other service providers, except as set forth under “New Plan Benefits” below.

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In setting the Additional Shares, our compensation committee and our Board considered the following:

Potential Dilution, Burn Rate and Future Grants

When considering the number of shares to add to the Incentive Plan’s share reserve, the compensation committee reviewed, among other things, the potential dilution to current stockholders as measured by overhang, burn rate and projected future share usage. We recognize the dilutive impact of our equity compensation programs on our stockholders and continuously aim to balance this concern with the competition for talent, competitive compensation practices and the need to attract and retain talent.

Overhang

On a fully diluted basis, the approximately 314,447 shares subject to outstanding awards or available for future awards under the Incentive Plan (without taking into account the Additional Shares proposed to be added) as of April 14, 2021 represent an overhang of approximately 2.0% based on the number of outstanding shares of common stock and shares subject to outstanding awards or available for future awards under the Incentive Plan as of April 14, 2021. All of the outstanding stock options were “underwater,” meaning that the exercise price exceeded the trading price of our common stock, as of April 14, 2021. If the Amended Incentive Plan is approved, the additional 2,500,000 shares would, if such approval had been effective as of April 14, 2021, have increased the overhang to 15.6%. We calculate overhang as the total of (a) shares available for future awards under the Incentive Plan plus shares underlying any outstanding awards divided by (b) the total number of shares outstanding plus shares available for issuance under the Incentive Plan plus shares underlying any outstanding awards.

Burn Rate

Burn rate provides a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2020, 2019 and 2018 calendar years as well as an average over those years.

Calendar Year	Awards Granted (1)	Basic Weighted Average Number of Common Shares Outstanding	Gross Burn Rate (2)
2020	343,110	7,499,678	4.6%
2019	129,919	5,525,754	2.4%
2018	54,915	5,332,141	1.0%
Three-Year Average	175,981	6,119,191	2.9%

(1)	Awards granted includes shares subject to stock options and shares subject to restricted stock awards, in each case counted on a one-for-one basis.

(2)	We define “gross burn rate” as the number of equity awards granted in the year divided by the basic weighted average number of common shares outstanding.

Projected Future Issuances

The Additional Shares, if approved, are projected to provide enough shares for future equity award grants for the next three years. However, future circumstances and business needs may dictate a different result and our proposed increase in the share reserve under the Amended Incentive Plan is designed to give the Company flexibility to address those circumstances or needs as they arise. We have not provided an estimate for forfeitures because we have had nominal forfeited options and RSAs and believe that all outstanding options and RSAs at December 31, 2020 will vest. We may change this estimate based on actual and expected future forfeiture rates.

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As set forth below under “New Plan Benefits,” we have committed to the following grants of RSAs and RSUs that are subject to and contingent on stockholder approval of an increase in the shares available under the Incentive Plan.

●	On March 15, 2021, the compensation committee recommended, and the Board of Directors approved, the following compensation for each of our Named Executive Officers for 2021:

●	a base salary of $250,000, of which $87,500 is payable in monthly installments of cash and the remaining $162,500 payable in restricted stock units to be granted ratably over the year; and

●	an equity award consisting of a combination, the allocation of which will be determined by the compensation committee, of time-based and performance-based vesting restricted stock units totaling $150,000. The time-based awards will vest ratably over two years and the performance-based awards vest when specified conditions are met.

●

We have granted RSAs, RSUs and stock options, none of which have vested, to certain employees and a consultant totaling 37,500 RSAs, 50,750 RSUs and a stock option to purchase 30,000 shares of our common stock.

All of the stock-based compensation described above is subject to shareholder approval of an increase in the shares available under the Incentive Plan.

Long-Term Equity is a Key Component of our Compensation Philosophy

As described in “Executive Compensation,” we implement and maintain compensation plans that tie a substantial portion of each employee’s overall compensation to key strategic financial and operational goals such as product and technical development, corporate public relations and stockholder value creation. Long-term equity awards are critical vehicles that help us achieve this objective.

Plan Features that Protect Stockholder Interests

The Incentive Plan provides the following provisions that are favorable to our stockholders and protect stockholder interests:

●	Independent Plan Administration. The compensation committee, comprised solely of non-employee, independent directors, administers the Incentive Plan.

●	No “Evergreen” Provision. The Incentive Plan does not include an “evergreen” feature pursuant to which the reserve of shares authorized for issuance would automatically be replenished periodically.

●	No Discounted Options or Stock Appreciation Rights. Options and stock appreciation rights (SARs) may not be granted with exercise prices below fair market value.

●	No Liberal Share Reuse. Shares subject to an award will not be available for reuse if such shares are delivered or withheld to satisfy any tax withholding obligation.

●	No Gross Ups. The Incentive Plan does not provide for any tax gross-ups.

●	No Repricing. The Incentive Plan does not permit any amendments to the terms of outstanding options or SARs to reduce the exercise or grant price of such outstanding options or stock appreciation rights; cancel outstanding options or SARs in exchange for options or SARs with an exercise or grant price that is less than the exercise or grant price of the original options or SARs; or cancel outstanding options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities.

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●	Double Trigger on Change of Control. A “double trigger” requirement for accelerated vesting of equity grants upon a change of control in which the grants are assumed or replaced so that, in addition to the occurrence of the change of control, the award holder’s employment must be terminated by us without cause or by the award holder with good reason in order for his or her unvested equity to become vested on an accelerated basis.

●	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

Our Board believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions within the Company. Our Board expects that the Additional Shares under our Amended Incentive Plan will be vital in continuing to attract, retain and reward high caliber employees who are essential to our success and to provide incentives to these individuals to promote the success of the Company thereby aligning their interests with the interests of the Company’s stockholders.

The alternative to using equity for retention and incentive purposes would be to significantly increase cash compensation. We do not believe increasing cash compensation to make up for any shortfall in equity awards would be practical or advisable because, as a high-technology company, we believe that equity awards provide a more effective compensation vehicle than cash for attracting, retaining and motivating our employees and that equity awards align employees and stockholder long-term interests with a reduced impact on cash flow.

Summary of the Plan

The following is a summary of the material provisions of the Incentive Plan as proposed to be amended and restated. A copy of the Incentive Plan is attached to this Proxy Statement as Annex A and is incorporated by reference into this Proxy Statement in its entirety. This summary is subject to the language of the Incentive Plan and the Incentive Plan shall control if there is any inconsistency between this summary and the Incentive Plan.

Administration. The Incentive Plan is administered by our board of directors (the “Board”), the compensation committee of the Board (the “Committee”), any other committee of the Board, any subcommittee of the Committee or one or more of our officers to whom the Board or Committee has delegated authority, which are collectively referred to as the “Administrator.” The Administrator has the authority to interpret the Incentive Plan or award agreements entered into with respect to the Incentive Plan; make, change, and rescind rules and regulations relating to the Incentive Plan; make changes to, or reconcile any inconsistency in, the Incentive Plan or any award or agreement covering an award; and take any other action needed to administer the Incentive Plan.

Eligibility; Participant Award Limits. The Administrator may designate any of the following as a participant under the Incentive Plan: any officer or employee, or individuals engaged to become an officer or employee, of our company or our affiliates; consultants of our company or our affiliates; and our directors, including our non-employee directors. We currently have four non-employee directors, six executive officers, nine employees and a small number of consultants who are eligible to participate in the Incentive Plan.

Types of Awards. The Incentive Plan permits the Administrator to grant stock options, SARs, performance units, shares of common stock, restricted stock, restricted stock units, cash incentive awards, dividend equivalent units, or any other type of award permitted under the Incentive Plan. The Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our company or any affiliate, including the plan of an acquired entity).

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Shares Reserved under the Incentive Plan. The Incentive Plan as amended and restated would provide that 3,000,000 shares of our common stock are reserved for issuance under the Incentive Plan, subject to adjustment as described below. We may issue all reserved shares pursuant to the exercise of incentive stock options. The number of shares reserved for issuance under the Incentive Plan is reduced on the date of the grant of any award by the maximum number of shares, if any, that may become payable with respect to which such award is granted. However, an award that may be settled solely in cash does not deplete the Incentive Plan’s share reserve at the time the award is granted. If (a) an award lapses, expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, or (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, then those shares are added back to the reserve and may again be used for new awards under the Incentive Plan. Shares that are tendered or withheld in payment of the exercise price of a stock option or as a result of the net settlement of an outstanding SARs, shares we purchase using proceeds from stock option exercises and shares tendered or withheld to satisfy any federal, state, or local tax withholding obligations may not be made available for re-issuance under the Incentive Plan.

Options. The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options are exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

Stock Appreciation Rights. The Administrator may grant SARs. A SAR is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The Incentive Plan provides that the Administrator determines all terms and conditions of each SAR, including, among other things: (i) whether the SAR is granted independently of a stock option or relates to a stock option, (ii) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (iii) a term that must be no later than 10 years after the date of grant, and (iv) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards. The Administrator may grant awards of shares of common stock, restricted stock, restricted stock units (“RSU”) or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive cash or shares of common stock, the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. Performance units give the participant the right to receive cash or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

The Administrator determines all terms and conditions of the awards, including (i) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (ii) the length of the vesting and/or performance period and, if different, the date that payment of the benefit will be made, (iii) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (iv) with respect to performance units and RSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock) or in a combination of the two.

Cash Incentive Awards. The Administrator may grant cash incentive awards. A cash incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (as described above), the performance period, the potential amount payable and the timing of payment. While the Incentive Plan permits the granting of cash incentive awards, it does not restrict our ability to grant cash awards outside of the Incentive Plan.

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Performance Goals. For purposes of the Incentive Plan, the Administrator may establish any objective or subjective performance goals to measure the level of performance and determine the payout or vesting of an award. Performance goals may relate to one or more of the following measures, or other measures established by the Administrator, with respect to our Company or any one or more of our subsidiaries, affiliates, or other business units (singly or in combination): net sales; cost of sales; revenue; gross income; net income; operating income; income from continuing operations; earnings (including before taxes, and/or interest, and/or depreciation and amortization); earnings per share (including diluted earnings per share); price per share of common stock; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; ratio of debt to debt plus equity; return on stockholder equity; return on capital; return on assets; operating working capital; average accounts receivable; economic value added; total stockholder return; customer satisfaction; operating margin; profit margin; sales performance; sales quota attainment; new sales; cross/integrated sales; customer engagement; internal revenue growth; client retention; the achievement of research, production, or regulatory approval milestones; achievement of merger or acquisition milestones (including but not limited to identification of acquisition candidates). Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Dividends and Dividend Equivalent Units. The Administrator may grant dividend equivalent units in connection with RSUs or performance units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. The Administrator determines all terms and conditions of a dividend equivalent unit award. However, no dividends or dividend equivalent units may be paid with respect to any award that is subject to performance goals unless and until such performance goals have been satisfied.

Other Stock-Based Awards. The Administrator may grant to any participant other stock-based awards, including shares of unrestricted stock, as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (i) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (ii) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (iii) otherwise transfer an award without receiving any consideration.

Adjustments. If (i) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (ii) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (iii) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our Board determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (iv) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the Incentive Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares subject to the Incentive Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of common stock subject to outstanding awards; (C) the grant, purchase, or exercise price with respect to any award; and (D) the performance goals of an award.

In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the Incentive Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the Incentive Plan.

Change of Control. To the extent a participant has an employment, retention, change of control, severance, or similar agreement with us or any of our affiliates that discusses the effect of a change of control (as defined in the Incentive Plan) on the participant’s awards, such agreement will control. Otherwise, unless otherwise provided in an award agreement or by the Administrator prior to the change of control, in the event of a change of control, if the purchaser, successor or surviving entity (or parent thereof) (the “Successor”) agrees, then some or all outstanding awards will be assumed or replaced with the same type of award with similar terms and conditions. If applicable, each award that is assumed must be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities that would have been issuable to a participant upon the consummation of such change of control had the award been exercised, vested, or earned immediately prior to such change of control, and other appropriate adjustment to the terms and conditions of the award may be made.

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If a participant is terminated from employment without cause (as defined in the Incentive Plan) or the participant resigns employment for good reason (as defined in the Incentive Plan) within 24 months following the change of control, then upon such termination, all of the participant’s awards in effect on the date of such termination will vest in full or be deemed earned in full.

If the Successor does not assume the awards or issue replacement awards, then immediately prior to the change of control date:

●	Each stock option or SAR then held by a participant will become immediately and fully vested, and all stock options and SARs will be cancelled on the change of control date in exchange for a cash payment equal to the excess of the change of control price of the shares of common stock over the purchase or grant price of such shares under the award.

●	Unvested restricted stock, RSUs (and any related dividend equivalent units), and shares of common stock will vest in full.

●	All performance units (and any related dividend equivalent units) that are earned but not yet paid will be paid in an amount equal to the value of the performance unit, and all such awards for which the performance period has not expired will be cancelled in exchange for a payment equal to the product of (i) the value of the performance units amount that would have been earned if the performance goals (determined at the time of the change of control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, target performance achievement, and (ii) a fraction with a numerator of the number of whole months that have elapsed since the performance period commenced at the time of the change of control and a denominator of the number of whole months in the performance period.

●	All cash incentive awards that are earned but not yet paid will be paid, and all cash incentive awards that are not yet earned will be cancelled in exchange for a cash payment equal to the product of (i) the value of the awards that would have been earned if the performance goals (determined at the time of the change of control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, target performance achievement, and (ii) a fraction with a numerator of the number of whole months that have elapsed since the performance period commenced at the time of the change of control and a denominator of the number of whole months in the performance period.

●	All other unvested awards will vest and any amounts payable will be paid in cash.

For the purpose of valuing awards upon a change of control, if the value of any awards mentioned above is based on the fair market value of a share of common stock, “fair market value” will be deemed to mean the per share price paid, or deemed paid, in the change of control transaction, as determined by the Administrator. However, the terms of any awards subject to Code Section 409A will be governed by Code Section 409A to the extent required to comply with this section.

Term of Incentive Plan. Unless earlier terminated by the Board, the Incentive Plan as amended and restated will remain in effect until the tenth anniversary of the most recent date of stockholder approval.

Termination and Amendment. The Board or Administrator may amend, alter, suspend, discontinue or terminate the Incentive Plan at any time, subject to the following limitations:

●	the Board must approve any amendment to the Incentive Plan if we determine such approval is required by prior action of the Board, applicable corporate law, or any other applicable law; and

●	stockholders must approve any amendment to the Incentive Plan if we determine that such approval is required by Section 16 of the Securities Exchange Act of 1934, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law. Such amendments include, but are not limited to, an amendment to materially increase the number of shares of common stock reserved under the Incentive Plan (except permitted adjustments under the Incentive Plan) or an amendment that would diminish the protection against repricing and backdating of options or SARs.

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Subject to the requirements of the Incentive Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person(s) that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the Incentive Plan. We need not obtain participant (or other interested party) consent for any such action (i) that is permitted pursuant to the adjustment provisions of the Incentive Plan; (ii) to the extent we deem the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (iii) to the extent we deem the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (iv) to the extent we determine that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) as may then have an interest in the award.

The authority of the Board and the Committee to terminate or modify the Incentive Plan or awards, and to otherwise administer the Incentive Plan with respect to outstanding awards, will extend beyond the termination date of the Incentive Plan. In addition, termination of the Incentive Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the Incentive Plan except as they may lapse or be terminated by their own terms and conditions.

Repricing Prohibited. Except for the adjustments provided for in the Incentive Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Certain Federal Income Tax Consequences. The following summarizes certain U.S. federal income tax consequences relating to the Incentive Plan under current tax law.

Tax Consequences of Stock Options. The grant of a stock option will create no income tax consequences to us or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the exercise date.

In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights. The grant of an SAR will create no income tax consequences to us or the recipient. Upon the exercise or maturity of an SAR, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the SAR, upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

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Restricted Stock. Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Performance Units and Restricted Stock Units. The grant of a performance unit or RSU will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will generally be entitled to a corresponding deduction in the same amount and at the same time. If performance units or RSUs are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

Cash Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will generally be entitled to a corresponding deduction in the same amount and at the same time.

Other Stock Based Awards. A participant who receives shares of common stock pursuant to a stock award will recognize ordinary income equal to the fair market value of the shares received and we will generally be entitled to a corresponding deduction in the same amount and at the same time. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

Withholding. In the event that we or one of our affiliates are required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares acquired under an award, we may satisfy such obligation by:

●	If cash is payable under an award, deducting from such cash payment the amount needed to satisfy such obligation;

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●	If shares are issuable under an award, then to the extent that the Administrator approves, (1) withholding shares of common stock having a fair market value equal to such obligation, or (2) allowing the participant to elect to (a) have us or our affiliates withhold shares otherwise issuable under the award, (b) tender back shares received in connection with such award, or (c) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total statutory maximum federal, state, and local tax withholding obligations associated with the transaction to the extent needed for us or our affiliates to avoid an accounting charge; or

●	Deducting the amount needed to satisfy such obligation from any wages or other payments owed to the participant, requiring such participant to pay us or our affiliate in cash, or making other arrangements satisfactory to us or our affiliate.

No Guarantee of Tax Treatment. Notwithstanding any provisions of the Incentive Plan, we do not guarantee that (i) any award intended to be exempt from Section 409A of the Code is so exempt, (ii) any award intended to comply with Section 409A or Section 422 of the Code does so comply, or (iii) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will we or any of our affiliates be required to indemnify, defend, or hold harmless any individual with respect to the tax consequences of any award.

Section 162(m) Limit on Deductibility of Compensation. Section 162(m) of the Code limits our deduction to $1 million of compensation paid per person per year, including compensation arising from awards granted under the Incentive Plan, with respect to our covered employees.

Treatment of “Excess Parachute Payments.” The accelerated vesting or payment of awards under the Incentive Plan upon a change of control of our Company could result in a participant being considered to receive “excess parachute payments” (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. In such event, we would not be able to deduct the excess parachute payments made to a participant. The Incentive Plan has what is known as a “better of” provision under which the participant will receive the greater after-tax benefit between payment in full, including payment of the excise tax, or reduction of such payment to $1 less than the maximum amount the participant could receive without being subject to the excise tax.

New Plan Benefits. Except as set forth below, all awards to our directors, executive officers, employees, consultants or advisors are made at our discretion, and the benefits and amounts that will be received or allocated under the Plan are not determinable at this time. The following awards have been approved, subject to and contingent on stockholder approval of the Amended Incentive Plan:

2019 Omnibus Incentive Plan
Name and Position	Dollar value ($)	Number of units

Dr. David Young	40,625	4,661
Chief Executive Officer

Dr. Sian Bigora	40,625	4,661
Chief Development Officer

Michael Floyd	190,625	42,161
Chief Operations Officer

Wendy Guy	40,625	4,661
Chief Administrative Officer

Patrick Lin	40,625	4,661
Chief Business and Strategy Officer

James Stanker	40,625	4,661
Chief Financial Officer

Executive Officer Group	393,750	65,466

Non-Executive Director Group	-	-

Non-Executive Officer Employee Group	-	-

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Equity Compensation Plan Information

The following table sets forth information as of December 31, 2020, with respect to the Company’s compensation plans under which its Common Stock is authorized for issuance:

	(a)		(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))

Equity Compensation Plans:

Approved by security holders	105,034	(1)	$17.31	51,856

Not approved by security holders	47,772		$19.88	-

Total	152,806			51,856

(1) Consists of shares under the 2019 Omnibus Incentive Plan.

Vote Required

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the amendment and restatement of the Process Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan. Abstentions will have the effect of votes “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

Board of Directors Recommendation

The Board of Directors Recommends that the Stockholders Vote FOR the Approval of the Amended and Restated Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan.

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PROPOSAL NO. 5
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BD & Company Inc. (“BD”) as our independent registered certified public accounting firm for the fiscal year 2021 and has further directed that the selection of BD be submitted to a vote of stockholders at the annual meeting for ratification.

In selecting BD to be our independent registered public accounting firm for 2021, our Audit Committee considered the results from its review of BD’s independence, including (i) all relationships between BD and our Company and any disclosed relationships or services that may impact BD’s objectivity and independence; and (ii) BD’s performance and qualification as an independent registered public accounting firm.

Our Audit Committee charter does not require that our stockholders ratify the selection of BD as our independent registered public accounting firm. We are doing so because we believe it is a matter of good corporate governance practice. If our stockholders do not ratify the selection, our Audit Committee may reconsider whether to retain BD, but still may retain the firm. Even if the selection is ratified, our Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Representatives of BD are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Audit and Non-Audit Fees Billed to the Company by Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed to Processa for the years ended December 31, 2020 and 2019 by BD:

	2020	2019
Audit Fees	$59,600	$57,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	61,150	7,000
Total	$120,750	$64,000

Audit Fees. These fees were for professional services rendered for 2020 and 2019 in connection with the audit of our annual financial statements on Form 10-K and review of the financial statements included in our Quarterly Reports on Form 10-Q. The amounts also include fees for services that are normally provided by BD in connection with statutory and regulatory filings and engagements for the years identified.

All Other Fees. These fees were primarily for services related to our Registration Statements on Form S-1 in 2020 and 2019.

Audit Committee Policies and Procedures for Pre-Approval of Independent Auditor Services

The following describes the Audit Committee’s policies and procedures regarding pre-approval of the engagement of the Company’s independent auditor to perform audit as well as permissible non-audit services for the Company.

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For audit services and audit-related fees, the independent auditor will provide the Committee with an engagement letter during the March-May quarter of each year outlining the scope of the audit services proposed to be performed in connection with the audit of the current fiscal year. If agreed to by the Committee, the engagement letter will be formally accepted by the Committee at an Audit Committee meeting held as soon as practicable following receipt of the engagement letter. The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services and other fees, Company management may submit to the Committee for approval (during May through September of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. The list of services must be detailed as to the particular service and may not call for broad categorical approvals. Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year may be provided. The Committee will consider for approval both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to its Chairman the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman will report any action taken pursuant to this delegation to the Committee at its next meeting.

All audit and non-audit services provided to the Company are required to be pre-approved by the Committee.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall ratify the selection of BD as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will be treated as votes “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

The Board of Directors Recommends that the Stockholders Vote FOR the Ratification of the Appointment of our Independent Registered Public Accounting Firm.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 22, 2021 for:

●	Each of our directors and director nominees;
●	Each of our Named Executive Officers;
●	All of our current directors, director nominees and executive officers as a group; and
●	Each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

The number of shares of our common stock beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of March 22, 2021, through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 15,392,584 shares of our common stock outstanding (excluding 129,032 issued but unvested shares of restricted stock) as of March 22, 2021. Shares of our common stock that a person has the right to acquire within 60 days of March 22, 2021, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

	Shares beneficially owned
	Shares	Percent
Name and address of beneficial owner (1)
Officers and Director Nominees
Dr. David Young (2), (11)	1,723,947	11.2%
Dr. Sian Bigora (3)	534,855	3.5%
Michael Floyd (4)	94,331	*
Wendy Guy (5)	356,956	2.3%
Patrick Lin (6)	427,443	2.8%
James Stanker (7)	82,842	*
Dr. Khalid Islam (4)	171,912	1.1%
Geraldine Pannu	4,538	*
Virgil Thompson (8)	93,643	*
Justin Yorke (9)	539,842	3.5%

Total for all Officers and Director Nominees	4,030,309	25.7%

More than 5% Stockholders:
Manchester Management Company, LLC	1,533,571	9.7%
Yuhan Corporation	1,250,000	7.9%
CorLyst, LLC (10), (11)	1,149,640	7.3%

* represents less than 1%

(1) Unless otherwise indicated, the address for each beneficial owner listed is c/o Processa Pharmaceuticals, Inc., 7380 Coca Cola Drive, Suite 106, Hanover, Maryland 21076.

(2) Consists of (i) 364,363 shares of common stock held directly by Dr. Young; (ii) 506,841 shares held by family entities; (iii) 849,596 shares held by CorLyst, LLC (“CorLyst”) (791,782 shares held on behalf of entities controlled by Dr. Young, 37,505 shares held on behalf of unrelated stockholders, and stock purchase warrants to purchase 20,309 shares); and (iv) 3,147 shares issuable upon the exercise of stock purchase warrants. Dr. Young is the Chief Executive Officer and Managing Member of CorLyst. Dr. Young disclaims beneficial ownership of a portion of CorLyst shares.

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(3) Consists of (i) 387,817 shares of common stock held directly by Dr. Bigora; (ii) 133,353 shares held by CorLyst; and (iii) 13,685 shares of common stock issuable pursuant to options held directly by Dr. Bigora exercisable within 60 days of March 22, 2021.

(4) The shares reported for Mr. Floyd and Dr. Islam are held directly by Elion Oncology, Inc. and are based on their ownership interest in Elion Oncology, Inc.

(5) Consists of (i) 176,580 shares of common stock held directly by Ms. Guy; (ii) 166,691 shares held by CorLyst; and (iii) 13,685 shares of common stock issuable pursuant to options held directly by Ms. Guy exercisable within 60 days of March 22, 2021.

(6) Consists of (i) 409,289 shares of common stock held by Mr. Lin; (ii) 13,685 shares of common stock issuable pursuant to options held directly by Mr. Lin exercisable within 60 days of March 22, 2021; and (iii) 4,469 shares issuable upon the exercise of stock purchase warrants.

(7) Consists of (i) 35,510 shares of common stock held directly by Mr. Stanker and (ii) 47,332 shares of common stock issuable pursuant to options held directly by Mr. Stanker exercisable within 60 days of March 22, 2021.

(8) Consists of (i) 91,967 shares of common stock held directly by the Thompson Family Trust, of which Mr. Thompson is a trustee and has investment and disposition power over the shares of common stock; and (ii) 1,676 shares of common stock issuable pursuant to options held directly by Mr. Thompson exercisable within 60 days of March 22, 2021.

(9) Justin Yorke, a member of our Board of Directors, is a manager of the San Gabriel Fund, LLC, JMW Fund, LLC and the Richland Fund, LLC. The shares of common stock reported for Mr. Yorke include the shares held by these Funds and 73,657 shares issuable upon the exercise of stock purchase warrants. Also included are 1,676 shares of common stock issuable pursuant to options held directly by Mr. Yorke exercisable within 60 days of March 22, 2021.

(10) CorLyst is the beneficial holder of 1,149,640 shares. This beneficial ownership is allocated in the above table as follows: Dr. Young-related entities – 791,782, Dr. Bigora – 133,353; Ms. Guy – 166,691; other unrelated stockholders – 37,505; and stock purchase warrants to purchase 20,309 shares.

(11) Although Dr. Young confers with all other members or parties associated with CorLyst, Dr. Young has voting and investment control of this entity.

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AUDIT COMMITTEE REPORT

The audit committee has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee discussed with management the quality and acceptability of the accounting principles employed, including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.

The audit committee also reviewed our consolidated financial statements for fiscal year 2020 with BD & Company Inc., our independent auditors for fiscal year 2020, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The audit committee has discussed with BD & Company Inc. the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

The audit committee has received the written disclosures and the letter from BD & Company Inc. mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence and has discussed with BD & Company Inc. its independence and has considered whether the provision of non-audit services provided by BD & Company Inc. is compatible with maintaining BD & Company, Inc.’s independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission. The audit committee has selected BD & Company Inc. as our independent auditor for 2021.

This report is submitted by the members of the audit committee of the Board of Directors:

Justin Yorke (Chair)

Geraldine Pannu

Virgil Thompson

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Policy

The audit committee has adopted written policies and procedures for the committee to review and approve, or ratify related party transactions. These transactions include:

●	transactions that must be disclosed in proxy statements under SEC rules, and

●	transactions that potentially could cause a non-employee director to cease to qualify as an independent director under Nasdaq Stock Market listing requirements.

Transactions that are deemed immaterial under applicable disclosure requirements are generally deemed pre-approved under these written policies and procedures, including transactions with an entity with which a director’s sole relationship is as a non-employee director and the total amount involved does not exceed 1% of the entity’s total annual revenues.

Criteria for committee approval or ratification of a related party transaction, in addition to factors that the committee otherwise deems appropriate under the circumstances, include:

●	whether terms of the transaction are no less favorable than terms generally available from an unaffiliated third party; and

●	in the case of a non-employee director, whether the transaction would disqualify the director from (1) being independent under Nasdaq Stock Market listing requirements, or (2) from serving on the audit committee, compensation committee or nominating and governance committee under Nasdaq Stock Market and other regulatory requirements.

Related Party Transactions

With the exception of the transactions set forth below, we were not a party to any transaction (in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our assets for the last two fiscal years) in which a director, executive officer, holder of more than five percent of our common stock, or any member of the immediate family of any such person has or will have a direct or indirect material interest and no such transactions are currently proposed.

CorLyst, LLC and DKBK Enterprises, LLC

CorLyst owns 7.3% of our common stock. We share certain administrative expenses with CorLyst (salaries, healthcare and office space). Dr. Young, our CEO and Chairman of our Board of Directors, is also the CEO and Managing Member of CorLyst. Dr. Young spends a nominal amount of effort related to CorLyst activities and averages more than 40 hours per week on Processa activities.

On September 20, 2019, we entered into two separate LOC Agreements (“LOC Agreements”) with DKBK Enterprises, LLC (“DKBK”) and CorLyst, LLC (“CorLyst”, and, together with DKBK, collectively, “Lenders”), both related parties, which provide a revolving commitment of up to $700,000 each ($1.4 million total). Our CEO is also the CEO and Managing Member of DKBK. Under the LOC Agreements, all funds borrowed bear interest at an annual rate of 8%. The promissory notes issued in connection with the LOC Agreements provided the Lenders with the right to convert all or any portion of the principal and accrued and unpaid interest into our common stock on the same terms as our 2019 Senior Convertible Notes.

By the third quarter of 2020, we had drawn the full $700,000 under the LOC Agreement with DKBK. On October 6, 2020, in connection with the closing of our underwritten public offering, DKBK converted the $700,000 principal amount and related accrued interest into 199,537 shares of our common stock at a conversion price of $3.60 per share. In October 2020, we terminated the LOC Agreements with DKBK and CorLyst. As of December 31, 2020, DKBK directly held 215,703 shares of our common stock and CorLyst beneficially owns 1,149,640 shares of our common stock.

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License Agreement with Yuhan Corporation

Yuhan Corporation owns 7.9% of our common stock. On August 19, 2020, we entered into a License Agreement with Yuhan Corporation (“Yuhan License Agreement”), pursuant to which we acquired an exclusive license to develop, manufacture and commercialize PCS12852 (formerly known as YH12852) globally, excluding South Korea.

As consideration for the Yuhan License Agreement and related Share Issuance Agreement, we issued to Yuhan 500,000 shares of common stock. As additional consideration, we will pay Yuhan development and regulatory milestone payments (a portion of which are payable in shares of our common stock based on the volume weighted average trading price during the period prior to such achievement and a portion of which are payable in cash). The milestones primarily consist of dosing a patient in pivotal trials or having a drug indication approved by a regulatory authority in the United States or another country. In addition, we must pay Yuhan one-time sales milestone payments based on the achievement during a calendar year of one or more thresholds for annual sales for products made and pay royalties based on annual licensing sales. We are also required to split any milestone payments received with Yuhan based on any sub-license agreement we may enter into.

In conjunction with a joint Processa-Yuhan Board to oversee commercialization efforts, we are required to use commercially reasonable efforts, at our sole cost and expense, to research, develop and commercialize products in one or more countries, including meeting specific diligence milestones that consist of: (i) preparing a first draft of the product development plan within 90 days; (ii) requesting an FDA pre-IND meeting for a product within 6 months; (iii) dosing a first patient in a Phase 2A clinical trial with a product within 24 months; and (iv) dosing a first patient with a product in a Phase 2B clinical trial, Phase 3 clinical trial or other pivotal clinical trial with a product within 48 months. Either party may terminate the agreement in the event of a material breach of the agreement that has not been cured following written notice and a 60-day opportunity to cure such breach (which is shortened to 15 days for a payment breach).

License Agreement with Elion Oncology, Inc.

Mr. Floyd and Dr. Islam hold equity interests totaling 65.14% of Elion Oncology, Inc., which owns 2.7% of our common stock. On August 23, 2020, we entered into a condition precedent License Agreement with Elion Oncology (“Elion License Agreement”), pursuant to which we acquired an exclusive license to develop, manufacture and commercialize PCS6422 globally. The grant of license was conditioned on the following being satisfied by October 30, 2020: (i) our closing on an equity financing of at least $15 million in gross proceeds and (ii) successful up-listing to Nasdaq.

On October 6, 2020, all conditions were satisfied, resulting in the addition of PCS6422 to the Processa portfolio, and we paid $100,000 cash and issued 825,000 shares of our common stock to Elion. Such shares are subject to a lock-up, with 50% of such shares released from such lock up after six months and the remaining 25% tranches to be released following 9 months and 12 months, respectively.

As part of the Elion License Agreement, we have agreed to issue to Elion 100,000 shares of our common stock on each of the first and second anniversary dates of the Elion License Agreement. We believe the payment of these amounts is probable and represent seller financing since the only condition related to their payment is the passage of time, which management does not believe is substantive. We valued the shares at $4.00 per share based on the underwritten public offering price on October 6, 2020, which is the date the conditions precedent in the license agreement were met.

As additional consideration, we will pay Elion development and regulatory milestone payments (a portion of which are payable in shares of our common stock and a portion of which are payable in cash) upon the achievement of certain milestones, which include FDA or other regulatory approval and dosing a patient. In addition, we must pay Elion one-time sales milestone payments based on the achievement during a calendar year of one or more thresholds for annual sales for products made and pay royalties based on annual licensing sales. We are also required to split any milestone payments received with Elion based on any sub-license agreement we may enter into.

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We are required to use commercially reasonable efforts, at our sole cost and expense, to research, develop and commercialize products in one or more countries, including meeting specific diligence milestones that consist of: (i) dosing a first patient in a Phase 1B clinical trial with a product within 12 months; and (ii) dosing a first patient with a product in a Phase 2 or 3 clinical trial within 48 months. Either party may terminate the agreement in the event of a material breach of the agreement that has not been cured following written notice and a 90-day opportunity to cure such breach (which is shortened to 15 days for a payment breach).

STOCKHOLDER PROPOSALS

Any stockholder desiring to submit a proposal for action by the stockholders at our next annual meeting, which will be our 2022 annual meeting, must satisfy the requirements set forth in the advance notice provision under our bylaws. To be timely submitted for our 2022 annual meeting but not included in the Company’s proxy statement, any such proposal must be delivered in writing to our Corporate Secretary at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to June 8, 2022 (the one year anniversary of the preceding year’s annual meeting.)

Any stockholder proposal intended to be included in the Company’s proxy statement for the 2022 annual meeting must also satisfy Rule 14a-8 of the Exchange Act and be received no later than December 24, 2021. If the date of the 2022 annual meeting is moved by more than 30 days from the first anniversary of the 2021 Annual Meeting, then notice must be received within a reasonable time before we begin to print and send proxy materials.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our stockholders may contact our Board by regular mail to Wendy Guy, our Corporate Secretary at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

OTHER MATTERS

The Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the annual meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

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ANNEX A

AMENDED AND RESTATED

Processa pharmaceuticals, inc. 2019 OMNIBUS INCENTIVE PLAN

1.	Purposes, History and Effective Date.

(a)	Purpose. The Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase stockholder value by providing Participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s Stock, receive monetary payments based on the value of such Stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b)	Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 14.

(c)	History. Prior to the Effective Date, the Company had in effect the Heatwurx 2011 Amended and Restated Equity Incentive Plan (the “Prior Plan”). Upon the Effective Date, the Prior Plan was terminated and no new awards could be granted under the Prior Plan, although awards previously granted under the Prior Plan and still outstanding continued to be subject to all terms and conditions of the Prior Plan. On December 23, 2019, the Company effected a one-for-seven reverse split of the Stock, and the Share numbers in the Plan were automatically adjusted accordingly. In March 2021, the Board approved an amendment and restatement of the Plan, subject to and effective upon approval by the Company’s stockholders at the 2021 annual meeting of stockholders.

2.	Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

(a)	“Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto and the rules and regulations promulgated under such provision.

(b)	“Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee(s) and/or officer(s) to the extent of such delegation.

(c)	“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right that is exempt from Code Section 409A may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(d)	“Award” means a grant of Options, Stock Appreciation Rights, Performance Units, Stock, Restricted Stock, Restricted Stock Units, a Cash Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan.

(e)	“Beneficial Owner” means a Person, with respect to any securities which:

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(i)	such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase; or

(ii)	such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or

(iii)	are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.

(f)	“Board” means the Board of Directors of the Company.

(g)	“Cash Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved as described in Section 10.

(h)	“Cause” has the meaning given in a Participant’s employment, retention, change of control, severance, Award agreement or similar agreement with the Company or any Affiliate, or if no such agreement is in effect or does not include a definition of “Cause,” then (i) if the determination of Cause is being made prior to a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect at the time of the determination or (ii) if the determination of Cause is being made following a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control.

(i)	“Change of Control” means, unless specified otherwise in an Award agreement, the first to occur of any of the following with respect to the Company or any upstream holding company (which, for purposes of this definition, shall be included in references to the Company):

(i)	any Person (but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii)	the Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a “Change of Control” if the Company is the surviving corporation and the shares of Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless Persons who Beneficially Owned the Shares outstanding immediately prior to such transaction Beneficially Own less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

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(iii)	the sale or disposition of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months) other than a sale or distribution of all or substantially all of the Company’s assets to any entity of which at least seventy-five percent (75%) of the combined voting power of the voting securities are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale;

(iv)	the Company dissolves and liquidates substantially all of its assets; or

(v)	at any time after the Effective Date, the “Continuing Directors” cease to constitute a majority of the Board. For this purpose, a “Continuing Director” shall mean: (A) the individuals who, at the Effective Date, constitute the Board; and (B) any new Directors (other than Directors designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), or (iii) of this definition) whose appointment to the Board or nomination for election by Company stockholders was approved by a vote of at least two-thirds of the then-serving Continuing Directors.

Notwithstanding the foregoing, in order to ensure compliance with Code Section 409A when applicable, the foregoing definition shall be deemed amended to the minimum extent necessary to comply with Code Section 409A.

(j)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(k)	“Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who, to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act, meet the requirements of a “non-employee director” as defined in Rule 16b-3.

(l)	“Company” means Processa Pharmaceuticals, Inc., a Delaware corporation, or any successor thereto.

(m)	“Director” means a member of the Board.

(n)	“Dividend Equivalent Unit” means the right granted in connection with Restricted Stock Units or Performance Units, to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

(o)	“Effective Date” means the date the Company’s stockholders approve this Plan.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(q)	“Fair Market Value” means, unless otherwise determined by the Administrator, per Share on a particular date:

(i)	if the Stock is listed on any established stock exchange or traded on any established market, the closing sales price of a Share as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Stock) on such date, as reported in such source as the Administrator deems reliable. Unless otherwise provided by the Administrator, if there is no closing sales price for the Stock on the date of determination, then the Fair Market Value will be the closing sales price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists; or

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(ii)	if the Stock is not listed on any exchange or traded on any established market, then the Fair Market Value will be determined by the Administrator in compliance with Code Section 409A and, in the case of an incentive stock option, in compliance with Code Section 422.

Notwithstanding the foregoing, in the case of a sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.

(r)	“Good Reason” has the meaning given in a Participant’s employment, retention, change of control, severance, Award agreement or similar agreement with the Company or any Affiliate, or if no such agreement is in effect or does not include a definition of “Good Reason,” then the occurrence of any of the following events, without the Participant’s advance written consent:

(i)	a material reduction in the Participant’s base salary or cash bonus opportunity;

(ii)	a material adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; or

(iii)	a geographical relocation of the Participant’s principal office location by more than fifty (50) miles that increases the distance of the Participant’s commute.

A Participant’s Termination shall not be considered to have occurred for “Good Reason” unless (A) within ninety (90) days following the occurrence of one of the events listed above the Participant provides written notice to the Company setting forth the specific event constituting Good Reason, (B) the Company fails to remedy the event constituting Good Reason within thirty (30) days following its receipt of the Participant’s notice, and (C) the Participant actually terminates his or her employment with the Company and its Affiliates within thirty (30) days following the end of the Company’s remedy period.

(s)	“Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(t)	“Option” means the right to purchase Shares at a stated price for a specified period of time.

(u)	“Participant” means an individual selected by the Administrator to receive an Award.

(v)	“Performance Goals” means any objective or subjective goals selected by the Administrator to measure the level of performance and determine the payout or vesting of an Award. Performance Goals may include, but are not limited to, the performance of the Company or any one or more of its Subsidiaries, Affiliates or other business units with respect to the following measures (singly or in combination): net sales; cost of sales; revenue; gross income; net income; operating income; income from continuing operations; earnings (including before taxes, and/or interest and/or depreciation and amortization); earnings per share (including diluted earnings per share); price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; ratio of debt to debt plus equity; return on stockholder equity; return on capital; return on assets; operating working capital; average accounts receivable; economic value added; total stockholder return; customer satisfaction; operating margin; profit margin; sales performance; sales quota attainment; new sales; cross/integrated sales; customer engagement; internal revenue growth; client retention; the achievement of research, production, or regulatory approval milestones; achievement of merger or acquisition milestones (including but not limited to identification of acquisition candidates). Performance goals may also relate to a Participant’s individual performance.

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The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes in laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the Plan or any other compensation arrangement maintained by the Company or an Affiliate.

The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications.

(w)	“Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (and the other requirements described in the Award agreement, if any, are met).

(x)	“Person” has the meaning given in Section 3(a)(9) of the Exchange Act as modified and used in Section 13(d) and 14(d) thereof, or any group of Persons acting in concert.

(y)	“Plan” means this Processa Pharmaceuticals 2019 Omnibus Incentive Plan, as it may be amended from time to time.

(z)	“Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(aa)	“Restricted Stock Unit” means the right to receive a Share or a cash payment, the value of which is equal to the Fair Market Value of one Share.

(bb)	“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(cc)	“Share” means a share of Stock.

(dd)	“Stock” means the common stock of the Company, par value $0.0001 per share.

(ee)	“Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ff)	“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

(gg)	“Termination” means cessation of employment by, or service to, the Company or an Affiliate for any reason. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

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(i)	the date of a Participant’s Termination shall be the date the Participant ceases to perform services for the Company or an Affiliate, without regard to whether the Participant thereafter continues to receive any compensatory payments or is paid salary in lieu of notice of Termination, and shall disregard any notice or severance period that the Participant may be entitled to receive;

(ii)	a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have experienced a Termination;

(iii)	a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s Termination with the Company and its Affiliates;

(iv)	a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have experienced a Termination until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(v)	a Participant employed by an Affiliate will be considered to have experienced a Termination when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s Termination triggers the payment of compensation under such Award, then the Participant will be deemed to have experienced a Termination upon their “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of their “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

3.	Administration.

(a)	Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b)	Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to either a subcommittee consisting of one or more Committee members or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board or sub-committee of the Committee consisting entirely of Non-Employee Directors who also qualify as “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)	No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

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4.	Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5.	Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 14(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

6.	Shares Reserved under this Plan.

(a)	Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 3,000,000 Shares are reserved for issuance under this Plan, all of which may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.

(b)	Depletion of Reserve. The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may become payable with respect to such Award. For the sake of clarity, an Award that may be settled solely in cash shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.

(c)	Replenishment of Reserve. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award, or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (A) Shares purchased by the Company using proceeds from Option exercises; (B) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; or (C) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.

7.	Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

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8.	Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (b) the number of Shares to which the SAR relates; (c) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (d) the terms and conditions of exercise or maturity, including vesting; (e) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (f) whether the SAR will be settled in cash, Shares or a combination thereof.

9.	Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares.

10.	Cash Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Cash Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment.

11.	Dividends and Dividend Equivalent Units.

(a)	Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (i) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (ii) the Award will be settled in cash or Shares; and (iii) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, the same vesting or performance requirements applicable to the related Award must be achieved.

(b)	Notwithstanding anything in the Plan or an Award to the contrary, no dividends or Dividend Equivalent Units may be paid with respect to an Award that is subject to Performance Goals unless and until such Performance Goals have been satisfied.

12.	Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant other Stock-based Awards, including shares of unrestricted Stock, as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

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13.	Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) otherwise transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for transferring the Award.

14.	Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)	Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 14(b), this Plan will terminate on the tenth (10th) anniversary of the date of the Plan’s then-most-recent approval by the Company’s stockholders.

(b)	Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)	the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law; and

(ii)	stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law. Such amendments include, but are not limited to, an amendment to materially increase the number of Shares reserved under Section 6(a) (except as permitted by Section 16) or an amendment that would diminish the protections afforded by Section 14(e).

(c)	Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)	Except as provided in Section 14(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 16 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

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(ii)	Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for Termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii)	Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d)	Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 14 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)	Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 16, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f)	Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii).

15.	Taxes.

(a)	Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy such obligation by:

(i)	if cash is payable under an Award, deducting (or requiring an Affiliate to deduct) from such cash payment the amount needed to satisfy such obligation;

(ii)	if Shares are issuable under an Award, then to the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules) (A) withholding Shares having a Fair Market Value equal to such obligations; or (B) allowing the Participant to elect to (1) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (2) tender back Shares received in connection with such Award or (3) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld under this clause (ii) may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires; or

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(iii)	deducting (or requiring an Affiliate to deduct) the amount needed to satisfy such obligation from any wages or other payments owed to the Participant, requiring such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the amount needed to satisfy such obligation.

(b)	No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

16.	Adjustment and Change of Control Provisions.

(a)	Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (as described in Section 6(a)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

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Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)	Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)	Effect of a Change of Control. To the extent a Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Change of Control on the Participant’s Awards, such agreement shall control. In all other cases, unless provided otherwise in an Award agreement or by the Administrator prior to the date of the Change of Control, in the event of a Change of Control:

(i)	If the purchaser, successor or surviving entity (or parent thereof) so agrees, some or all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the purchaser, successor or surviving entity (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s Termination by the successor or surviving entity without Cause, or by the Participant for Good Reason, in either case within twenty-four (24) months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such Termination shall be vested in full or deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such Termination.

(ii)	To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i), then immediately prior to the date of the Change of Control:

A.	each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Committee, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control Price of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award (or for no payment, if there is no such excess);

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B.	Restricted Stock, Restricted Stock Units (and any related Dividend Equivalent Units) and Shares that are not then vested shall vest;

C.	all Performance Units (and any related Dividend Equivalent Units) that are earned but not yet paid shall be paid in an amount equal to the value of the Performance Unit, and all Performance Units for which the performance period has not expired shall be cancelled in exchange for a payment equal to the product of: (1) the value of the Performance Units that would have been earned if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period;

D.	all Cash Incentive Awards that are earned but not yet paid shall be paid, and all Cash Incentive Awards that are not yet earned shall be cancelled in exchange for a cash payment in an amount determined by taking the product of: (1) the amount that would have been due under such Award(s) if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period; and

E.	all other Awards not described above that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

(d)	If the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the per share Change of Control Price. The Change of Control Price shall equal the price paid or deemed paid per Share in the Change of Control transaction as determined by the Administrator. Notwithstanding anything to the contrary in this Section 16(d), the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 16(d) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

(e)	Application of Limits on Payments. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel or accountants determine that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 16(e), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

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17.	Miscellaneous.

(a)	Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan. No provision in an Award agreement shall limit the Administrator’s discretion hereunder unless such provision specifically so provides for such limitation.

(b)	Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director.

(c)	No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan. Unless otherwise determined by the Administrator or otherwise provided in any Award agreement, all fractional Shares that would otherwise be issuable under the Plan shall be canceled for no consideration.

(d)	Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e)	Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)	Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as to either make the Award exempt from, or comply with, the provisions of Code Section 409A, and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(g)	Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Maryland, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the County of Howard in the State of Maryland.

(h)	Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(i)	Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(j)	Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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PROXY	PROXY

PROCESSA PHARMACEUTICALS, INC.

7380 Coca Cola Drive, Suite 106

Hanover, MD 21076

(443) 776-3133

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 8, 2021

The undersigned hereby appoints David Young and Wendy Guy, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all the shares of common stock of Processa Pharmaceuticals, Inc. (the “Company”), held of record by the undersigned on April 19, 2021, at the Annual Meeting of Stockholders to be held on June 8, 2021 at 10:00 a.m. Eastern Time, at the offices of Processa Pharmaceuticals, Inc. located at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076, and all adjournment(s), postponement(s) and recess(es) thereof, and hereby revokes all previously executed proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2021:

Our Proxy Statement and 2021 Annual Report on SEC Form 10-K are available at:
www.materials.proxyvote.com/74275C

INSTRUCTIONS: PLEASE INDICATE A SELECTION BY PLACING AN “X” IN THE APPROPRIATE BOXES BELOW:

Proposal 1 — Election of Directors

The Board of Directors recommends you vote FOR each nominee listed below.

	For	Withhold	Abstain
David Young	[ ]	[ ]	[ ]
Khalid Islam	[ ]	[ ]	[ ]
Geraldine Pannu	[ ]	[ ]	[ ]
Virgil Thompson	[ ]	[ ]	[ ]
Justin Yorke	[ ]	[ ]	[ ]

Proposal 2 — To approve by advisory vote, the compensation of our Named Executive Officers.

The Board of Directors recommends you vote FOR Proposal 2.

For	Withhold	Abstain
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Proposal 3 — Whether an advisory vote on executive compensation will occur every 1, 2 or 3 years.

The Board of Directors recommends you vote for 1 YEAR on Proposal 3.

1 Year	2 Years	3 Years	Abstain
[ ]	[ ]	[ ]	[ ]

Proposal 4 — To approve an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan.

The Board of Directors recommends you vote FOR Proposal 4.

For	Withhold	Abstain
[ ]	[ ]	[ ]

Proposal 5 — To approve the appointment of BD & Company Inc. as the Company’s’ independent registered public accounting firm for the fiscal year ending December 31, 2021.

The Board of Directors recommends you vote FOR Proposal 5.

For	Withhold	Abstain
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) and postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 4 AND 5 AND “1 YEAR” FOR PROPOSAL 3.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or fiduciary, please give full title as such, Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Dated:	___________________, 2021
Signature:
Signature (Joint Owners):